Exhibit 10.6

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

Avnet distribution agreement

Regional Director: Gayle Prokop
Account Executive: Rick Barnett

Purchase Addendum to Terms and Conditions

This Addendum to the Terms and Conditions (“Addendum”) is made as of the 1 day of May, 2007 (the “Effective Date”) by and between Avnet Inc. dba Avnet Technology Solutions (“Avnet”) and Strategic Technologies, Inc. (“Reseller”) (collectively, “the Parties”). Terms and Conditions were effective on July 6, 2006 (“Terms and Conditions”).

Whereas, Avnet is authorized to distribute a variety of computer hardware, software licenses, maintenance contracts and services (“Products”) for various manufacturers or vendors (“Vendors”) and Reseller is authorized to purchase and resell certain Products;

Whereas, the Parties have entered into certain Terms and Conditions of sale concerning Reseller’s purchase of Products from Avnet on July 6, 2006 and have agreed upon additional terms, as specified herein, regarding Reseller’s purchase of certain Products and now wish to extend those Terms and Conditions for an additional three years;

Now therefore, in consideration of the mutual promises and undertakings of the parties and for other valuable consideration, which the parties acknowledge is sufficient, Reseller and Avnet agree as follows:

1.                          Certain Vendors of Products require Reseller to select a distributor through which to purchase certain Products. Reseller will designate Avnet as its distributor through which to purchase the Products identified in the exhibit(s) to this Addendum which is/are executed by both parties (as the same may be modified, amended, or replaced from time to time, the “Exhibit(s)”).

2.                          The terms of this Addendum will apply for one (1) year from the Effective Date. Thereafter, this Addendum will automatically renew for additional and successive one-year terms. The term of each Exhibit will be specified therein.

3.                          This Addendum constitutes an addendum to the Terms and Conditions in effect between Reseller and Avnet. In the event of any conflict between the terms of this Addendum and the Terms and Conditions, the terms herein will take precedence.

4.                          A fully signed facsimile or photocopy of this Addendum will be considered as valid as an original, and will be deemed admissible by the parties in any proceeding to enforce the terms hereof.

By signing this Addendum below, the undersigned each acknowledges that s/he understands and agrees to the terms set forth herein and that s/he has authority to execute this Addendum an bind their respective companies hereto.

Reseller: Strategic Technologies, Inc.		Avnet, Inc. dba Avnet Technology Solutions, Access Division

/s/ Michael G. Shook	May, 1 2007	/s/ Mike Hurst	5/2/07
Authorized Signature	Date	Authorized Signature	Date
Printed Name:	Michael G. Shook	Printed Name:	MIKE HURST
Title:	President	Title:	VP, Mature Technologies
Address:	301 Gregson Drive	Address:	11300 Westmoor Circle
	Cary, NC 27511		Westminster, CO 80021

U.S. Sun Exhibit

This U.S. Sun Exhibit is an exhibit to the Purchase Addendum between Avnet and Reseller, and is effective as of the 1 day of MAY, 2007 (“Exhibit Effective Date”).

WHEREAS, Sun Microsystems, Inc. (“Sun”) requires its Resellers to select a distributor through which to purchase certain Sun Products and Services for resale in the United States.

WHEREAS, Reseller selects Avnet to be the distributor through which Reseller will purchase Sun Products and Services for resale in the United States.

Now, therefore, in consideration of mutual promises and undertakings, the parties agree as follows:

1.                          Avnet will review the below terms should Reseller purchase a certain amount of non-Sun product from Avnet.

2.                          Reseller will select Avnet as the Channel Development Provider through which Reseller will purchase Sun Products and Services from the Exhibit Effective Date to the 28th day of February, 2011 (“Exhibit Expiration Date”).

3.                          Reseller will promptly notify Sun Microsystems, Inc. of its selection of Avnet as Reseller’s Channel Development Provider.

4.                          Avnet’s current pricing structure for Sun authorized Reseller’s purchases of Sun hardware and software for resale in the United States is as follows:

Discounts
	Sun Hardware								Sun Software
Annual Revenue Run Rate	Category A	Category B	Category E	Category F	Category G	Category H	Category M	Category P	Category B	Category J	Category N
= $1,000,000	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
< $1,000,000	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

a.                         Reseller’s initial Annual Revenue Run Rate is determined by Avnet in its sole discretion, and is based on [***].

b.                        Discounts are a percentage discount off of Sun’s U.S. list price in effect on the date of purchase for the applicable Sun product. Discounts for Sun services will be determined at the time Reseller requests a quote from Avnet.

c.                         Avnet will review Reseller’s actual Annual Revenue Run Rate each year [***].

d.                         CURRENT DISCOUNTS FOR RESELLER’S PURCHASES OF SUN MICROSYSTEMS PRODUCTS & SERVICES FROM AVNET

Discounts
Sun Hardware								Sun Software
Category A	Category B	Category E	Category F	Category G	Category H	Category M	Category P	Category B	Category J	Category N
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

5.                         AVNET REBATE STRUCTURE

a.                         Sun Storage Revenue                                                                                                           Rebate [***]

ANNUAL SUN STORAGE REVENUE	REBATE
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

1)                        Annual Sun Storage Revenue is determined by Avnet in its sole discretion; is based on [***] all Sun storage products purchased by Reseller from Avnet calendar year to date] divided by [the number of calendar months year to date] — that result is then multiplied by twelve (12); [***].

2)                        Reseller’s Sun Storage Revenue Rebate will be calculated by multiplying [***] Sun Storage Revenue by the applicable rebate percentage.

3)                        Avnet will calculate Reseller’s rebate [***]. Reseller’s rebate will be given to Reseller in the form of [***] to be used against Reseller’s outstanding account balances with Avnet. Rebates have no cash value and may not be redeemed for cash or otherwise. Rebates will expire and be forfeited by Reseller if not used before the termination of either the Terms and Conditions or this Addendum. Avnet reserves the right to limit Reseller’s ability to receive rebates in the event Reseller’s account with Avnet is [***] or more days past due with respect to undisputed balances.

b.                         Portfolio & Territory Revenue Rebate (Quarterly)

ANNUAL PORTFOLIO & TERRITORY REVENUE	REBATE
[***]	[***]
[***]	[***]
[***]	[***]

1)                         Annual Portfolio and Territory Revenue determined by Avnet in its sole discretion; is based on [***] all Sun hardware and software products purchased by Reseller from Avnet for resale to Portfolio and Territory Accounts as identified by Sun Microsystems, Inc. divided by the number of calendar quarters to date – that result is then multiplied by four (4); [***].

2)                         Reseller’s Portfolio and Territory Revenue Rebate will be calculated quarterly by multiplying the current quarter’s Portfolio and Territory Revenue by the applicable rebate percentage.

3)                         Avnet will calculate Reseller’s rebate after the end of each calendar quarter. Reseller’s rebate will be given to Reseller in the form of a [***] be used against Reseller’s outstanding account balances with Avnet. Rebates have no cash value and may not be redeemed for cash or otherwise. Rebates will expire and be forfeited by Reseller if not used before the termination of either the Terms and Conditions or this Addendum. Avnet reserves the right to limit Reseller’s ability to receive rebates in the event Reseller’s account with Avnet is [***] more days past due with respect to undisputed balances.

4)                         Data required to calculate this rebate must be provided by Sun which will impact the calculation and payout timeframes.

c.                          Sun Storage Growth Rate Rebate (Quarterly)

YEAR OVER YEAR SUN STORAGE GROWTH RATE	REBATE
[***]	[***]
[***]	[***]
[***]	[***]

1)                        Reseller’s Year over Year Sun Storage Growth Rate is determined by Avnet in its sole discretion and is calculated quarterly by comparing (1) [***] all Sun storage software and hardware products purchased by Reseller from Avnet [***] against (2) [***] all Sun storage software and hardware products purchased by Reseller from Avnet in the same calendar quarter in the previous year [***].

2)                        Reseller’s Sun Storage Growth Rate Rebate will be calculated by multiplying Reseller’s Sun Storage Revenue each quarter by the applicable rebate percentage.

3)                        Avnet will calculate Reseller’s rebate at the end of each calendar quarter. Reseller’s rebate will be given to Reseller in the form of a [***] be used against Reseller’s outstanding account balances with Avnet. Rebates have no cash value and may not be redeemed for cash or otherwise. Rebates will expire and be forfeited by Reseller if not used before the termination of either the Terms and Conditions or this Addendum. Avnet reserves the right to limit Reseller’s ability to receive rebates in the event Reseller’s account with Avnet is [***] more days past due with respect to undisputed balances.

d.                          Portfolio and Territory Growth Rate Rebate (Quarterly)

YEAR OVER YEAR PORTFOLIO AND TERRITORY GROWTH RATE	REBATE
[***]	[***]
[***]	[***]
[***]	[***]

1)                        Reseller’s Year over Year Portfolio and Territory Growth Rate determined by Avnet in its sole discretion and is calculated by comparing (1) [***] all Sun hardware and software products purchased by Reseller from Avnet for resale to Portfolio and Territory Accounts as identified by Sun Microsystems, Inc. [***] against (2) [***] all Sun hardware and software products purchased by Reseller from Avnet for resale to Portfolio and Territory Accounts as identified by Sun Microsystems, Inc. in the same calendar quarter in the previous year [***].

2)                        Reseller’s Portfolio and Territory Growth Rate Rebate will be calculated by multiplying Reseller’s quarterly Portfolio and Territory Revenue by the applicable rebate percentage.

3)                        Avnet will calculate Resellers rebate after the end of each calendar quarter. Reseller’s rebate will be given to Reseller in the form of a [***] be used against Reseller’s outstanding account balances with Avnet. Rebates have no cash value and may not be redeemed for cash or otherwise. Rebates will expire and be forfeited by Reseller if not used before the termination of either the Terms and Conditions or this Addendum. Avnet reserves the right to limit Reseller’s ability to receive rebates in the event Reseller’s account with Avnet is sixty (60) or more days past due with respect to undisputed balances.

4)                        Data required to calculate this rebate must be provided by Sun which will impact the calculation and payout timeframes.

e.                         Service Attach Rate Rebate [***]

SERVICE ATTACH RATE	REBATE
[***]	[***]
[***]	[***]
[***]	[***]

1)                         Reseller’s Service Attach Rate is determined by Avnet in its sole discretion and is based on Reseller’s Sun Instant Upgrade (“SIU”) purchases (in dollars) from Avnet divided by Reseller’s total Sun hardware purchases (in dollars) from Avnet (excluding Storage Tek products and services, non-standard priced Sun products and services, service contract renewals, Sun hardware not eligible for Sun service, freight, insurance, taxes and similar charges).

2)                         Reseller’s Service Attach Rate Rebate will be calculated by multiplying Reseller’s [***] SIU purchases from Avnet (in dollars) by the applicable rebate percentage.

3)                         Avnet will calculate Reseller’s rebate after the end of each calendar quarter. Reseller’s rebate will be given to Reseller in the form of a [***] be used against Reseller’s outstanding account balances with Avnet. Rebates have no cash value and may not be redeemed for cash or otherwise. Rebates will expire and be forfeited by Reseller if nor used before the termination of either the Terms and Conditions or this Addendum. Avnet reserves the right to limit Reseller’s ability to receive rebates in the event Reseller’s account with Avnet is sixty (60) or more days past due with respect to undisputed balances.

4)                         Data required to calculate this rebate must be provided by Sun which will impact the calculation and payout timeframes.

6.                         Freight Incentive. [***].

7.                         Early Transition. In the event Reseller terminates the Terms and Conditions prior to the Exhibit Expiration Date or notifies Avnet and/or Sun of Reseller’s intent to purchase Sun products and services from another distributor prior to the Exhibit Expiration Date, Reseller will (1) forfeit any rebates not yet awarded by Avnet and (2) reimburse Avnet any rebates or incentives awarded to Reseller in connection with this U.S. Sun Exhibit. However, if such notification is the result of Avnet’s material breach (and Avnet’s failure to cure such breach within 30 days after receipt of written notification from reseller of such breach) or termination without cause by Avnet of the Terms and Conditions, the Addendum, or this Exhibit, then Reseller will not be required to repay such rebates.

8.                          Avnet reserves the right to modify the prices, pricing structure, rebates, rebate structure and/or discounts at any time by giving Reseller notice of such modifications. In providing these rebates and other discounts, Avnet will not knowingly treat Reseller more unfavorably than other Resellers who purchase similar product in similar quantities.

By signing below, the undersigned each acknowledges that s/he understands and agrees to the terms set forth herein and that s/he has authority to execute this U.S. Sun Exhibit and bind their respective companies hereto.

Reseller: Strategic Technologies, Inc.		Avnet, Inc. dba Avnet Technology Solutions

/s/ Michael G. Shook	May 1, 2007	/s/ Mike Hurst	5/2/07
Authorized Signature	Date	Authorized Signature	Date